GOODRICH CORPORATION

Common Stock

Underwriting Agreement

November 20, 2002

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
New York, NY 10281

Banc of America Securities LLC
9 West 57th Street, 30th Floor
New York, NY 10019

Salomon Smith Barney Inc.
388 Greenwich Street
New York, NY 10013

Ladies and Gentlemen:

     From time to time Goodrich Corporation, a New York corporation (the “Company”), proposes to enter into one or more Pricing Agreements (each, a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain of its equity securities (the “Securities”) specified in Schedule II to such Pricing Agreement. The Company also proposes to grant to the Underwriters an option to purchase up to the number of additional shares of Securities set forth in Schedule I to the applicable Pricing Agreement to cover over-allotments (the “Option Securities”; the Option Securities, together with the Securities, being hereinafter called the “Designated Securities”).

     The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto.

     1.     Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate amount of such Designated Securities, the initial public offering price of such Designated Securities, the maximum number of any Option Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic or facsimile communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2.     The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a) A registration statement in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”); such registration statement and any post-effective amendment thereto, each in the form heretofore made available to the Representatives, have been declared effective by the Commission in such form; no other amendment with respect to such registration statement has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424 of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the “Act”), being hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement at the time such part of the registration statement became effective but excluding Form T-1, each as amended at the time such part of the registration statement became effective, being hereinafter collectively called the “Registration Statement”; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the “Prospectus”; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such

Preliminary Prospectus or Prospectus, as the case may be, as of the date of such amendment or supplement; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

(b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, when they became effective or were filed with the Commission, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities;

(c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

(d) The Company and its subsidiaries considered as a whole have not, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (except for subsequent issuances pursuant to this Agreement or pursuant to agreements or employee or director benefit plans referred to in the Prospectus as amended or supplemented) or increase in long-term debt of the Company and its subsidiaries considered as a whole or any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, shareholders’ equity or results of operations of the Company and its subsidiaries considered as a whole (a “Material Adverse Change”), otherwise than as set forth in the Prospectus;

(e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business in an amount that is material to the business of the Company and its consolidated subsidiaries considered as a whole so as to require such qualification; each Material Subsidiary (as defined below) of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation for the transaction of business and in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business in an amount that is material to the business of such Material Subsidiary and its subsidiaries considered as a whole, so as to require such qualification (as used in this Agreement, the term “Material Subsidiary” means a subsidiary of the Company which is a significant subsidiary under Rule 1-02 of Regulation S-X of the Commission);

(f) The Company has an authorized equity capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

(g) The Securities have been duly authorized, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly and validly authorized and issued and will be fully paid and non-assessable; the Designated Securities will be prior to the Time of Delivery duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the New York Stock Exchange; the certificates for the Designated Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Designated Securities; and, except as set forth in the Prospectus and except for subsequent issuances, if any, pursuant to this Agreement or pursuant to agreements or employee or director benefit plans referred to in the Prospectus as amended or supplemented, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding; and the Designated Securities will conform, in all material respects, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

(h) The issue and sale of the Designated Securities, and the compliance by the Company with all of the provisions of the Designated Securities, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Material Subsidiaries is a party or by which the Company or any of its Material Subsidiaries is bound or to which any of the property or assets of the Company or any of its Material Subsidiaries is subject (except for such breaches, violations or defaults that would not result in a Material Adverse Change), nor will such action result in any violation of the provisions of the Company’s Restated Certificate of Incorporation or By-Laws or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Material Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

(i) Neither the Company nor any of its Material Subsidiaries is in violation of its Restated Certificate of Incorporation or By-Laws or in default in the performance or observance of any material obligation, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound;

(j) The statements set forth in the Prospectus under the caption “Description of Common Stock”, insofar as the caption purports to constitute a summary of the terms of the Designated Securities, and under the captions “Plan of Distribution” and “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

(k) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than litigation which, in the opinion of the Company, is not reasonably likely to individually or in the aggregate result in a Material Adverse Change; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(l) The Company is not and, after giving effect to each offering and sale of the Designated Securities, will not be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(m) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

(n) Immediately after any sale of Designated Securities by the Company under any Pricing Agreement, the aggregate amount of Designated Securities which shall have been issued and sold by the Company under any Pricing Agreement and of any securities of the Company (other than such Designated Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of securities registered under the Registration Statement; and

(o) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are, to the best knowledge of the Company, independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

     3.     The Company grants an option to the Underwriters to purchase, severally and not jointly, up to the number of Option Securities set forth in Schedule II to the Pricing Agreement at the same purchase price per share as the Underwriters shall pay for the Securities. Said option may be exercised only to cover overallotments in the sale of the Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the applicable Pricing Agreement upon written, facsimile or telegraphic notice by the Representatives to the Company setting forth the number of Option Securities as to which the Underwriters are exercising the option and the settlement date. In the event that the Underwriters exercise less than their full overallotment option, the number of Option Securities to be sold by the Company to each Underwriter shall be, as nearly as practicable, in the same proportion as the maximum number of Option Securities to be sold by the Company to such Underwriter. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of Option Securities to be purchased by the Underwriters as such Underwriter is purchasing of the Securities, subject to such adjustments as the Underwriters in their absolute discretion shall make to eliminate any fractional shares.

     4.     Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     5.     Securities (and the Option Securities if the option provided for in Section 3 hereof shall have been exercised on or before the third Business Day prior to the Closing Date) to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefore by wire transfer, payable to the order of the Company in immediately available funds, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the “Time of Delivery” for such Securities.

     If the option provided for in Section 3 hereof is exercised after the third Business Day prior to the Time of Delivery, the Company will deliver the Option Securities (at the expense of the Company) to the Representatives, at the place and on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in immediately available funds to an account specified by the Company. If settlement for the Option Securities occurs after the Time of Delivery, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Time of Delivery pursuant to Section 8 hereof.

     6.     The Company agrees with each of the Underwriters of any Designated Securities:

(a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement relating to the Designated Securities after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to such Designated Securities, of the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to such Designated Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of such Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

(d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its consolidated subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission hereunder (including at the option of the Company Rule 158 under the Act); and

(e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the date specified in Schedule II to the Purchase Agreement, not to offer, sell, contract to sell or otherwise dispose of any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock or publicly announce an intention to effect any such transaction, provided, however, that the Company may (i) issue and sell Common Stock or issue options to purchase Common Stock or “phantom shares” of Common Stock pursuant to any employee stock option plan, stock ownership plan, stock purchase plan, dividend reinvestment plan or nonemployee director plan of the Company in effect at the date of the Pricing Agreement, (ii) issue Common Stock issuable upon the conversion of securities or the exercise of agreements or warrants outstanding at the date of the Pricing Agreement, (iii) issue Common Stock to acquire other businesses so long as those shares are issued directly to the stockholders or other owners of those businesses and prior to the issuance of any such shares, each recipient of any such shares executes and delivers to the Representatives an agreement in substantially in the form of Exhibit A hereto, which shall be in form and substance satisfactory to the Representatives and which shall be applicable through and including the date specified in Schedule II to the Purchase Agreement applicable to the Company or (iv) issue Common Stock pursuant to the Indemnification Agreement dated as of May 31, 2002 by and among the Company, EnPro Industries, Inc., Coltec Industries Inc and Coltec Capital Trust.

     7.     The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky and Legal Investment memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 6(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of any transfer agent and the fees and disbursements of counsel for any transfer agent in connection with the Securities; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 9 and Section 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     8.     The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b) Cravath, Swaine & Moore, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Robinson, Bradshaw & Hinson, P.A., counsel for the Company, and the Company’s in-house counsel or other counsel reasonably satisfactory to the Underwriters shall have furnished to the Representatives written opinions, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives. In rendering such opinion, in house counsel may state that the opinion is limited to the laws of any jurisdiction in which such counsel is licensed to practice and the federal laws of the United States, and Robinson, Bradshaw & Hinson, P.A. may state that the opinion is limited to the laws of the States of New York and North Carolina and the federal laws of the United States;

(d) On the date of the Pricing Agreement for such Designated Securities and at the Time of Delivery for such Designated Securities, Ernst & Young LLP, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, shall have furnished to the

Representatives a letter, dated the date of the Pricing Agreement, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and as to such other matters as the Representatives may reasonably request and in form and substance reasonably satisfactory to the Representatives;

(e) (i) The Company and its subsidiaries considered as a whole shall not, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented, have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus as amended or supplemented (exclusive of any amendment or supplement after the Pricing Agreement), and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the capital stock(except for subsequent issuances pursuant to this Agreement or pursuant to agreements or employee or director benefit plans referred to in the Prospectus as amended or supplemented) or increase in long-term debt of the Company and its subsidiaries considered as a whole or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth in the Prospectus as amended or supplemented (exclusive of any amendment or supplement after the Pricing Agreement), the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

(f) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities;

(g) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the New York Stock Exchange; (iii) a material adverse change in the financial markets in the United States; (iv) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (v) the outbreak of hostilities or material escalation thereof or other calamity or crisis or any change or development involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

(h) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives stating that such officers have carefully reviewed the Registration Statement and Prospectus as amended or supplemented and as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request;

(i) The Designated Securities shall have been listed and admitted and authorized for trading on the New York Stock Exchange, subject to official notice of issuance, and satisfactory evidence of such actions shall have been provided to the Representatives; and

(j) At the date of the Pricing Agreement, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each executive officer (as defined in Rule 405 of the Act) and director of the Company addressed to the Representatives.

     9.     (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

     (b)  Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party (i) shall not relieve the indemnifying party from liability under subsection (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without giving prior written notice to the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d)  If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

     (e)  The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     10.     (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

(b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate amount of such Designated Securities which remains unpurchased does not exceed 10% of the aggregate amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the amount of the Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate amount of Designated Securities which remains unpurchased exceeds 10% of the aggregate amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the

Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     11.     The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     12.     If any Pricing Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 7 and Section 9 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 7 and Section 9 hereof.

     13.     In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     14.     This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 9 and Section 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     15.     Time shall be of the essence of each Pricing Agreement. As used herein, “Business Day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

     16.     THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     17.     This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. The execution of this Agreement and any Pricing Agreement may be evidenced by an exchange of telegraph or facsimile communications or any other rapid transmission device designated to produce a written record of communications transmitted.

     If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof.

Very truly yours,

GOODRICH CORPORATION

By:

Name:
Title:

Accepted as of the date hereof:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
BANC OF AMERICA SECURITIES LLC
SALOMON SMITH BARNEY INC.
Acting on behalf of themselves and as the
Representatives of the several Underwriters.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:

Name:
Title:

ANNEX I

Pricing Agreement

          , 2002

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
New York, NY 10281

Banc of America Securities LLC
9 West 57th Street, 30th Floor
New York, NY 10019

Salomon Smith Barney Inc.
388 Greenwich Street
New York, NY 10013

Dear Sirs:

     Goodrich Corporation, a New York corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated           , 2002 (the “Underwriting Agreement”), between the Company on the one hand and each of you on the other hand, to issue and sell to the Underwriters named in schedule I hereto (the “Underwriters”) the Designated Securities specified in Schedule II hereto. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 13 of the Underwriting Agreement and the address of the Representatives referred to in such Section 13 are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the Form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the

Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof other than the Representatives.

Very truly yours,

Goodrich Corporation

By:

Name:
Title:

Accepted as of the date hereof:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Banc of America Securities LLC
Salomon Smith Barney Inc.

Acting on behalf of themselves and as the
Representatives of the several Underwriters.

By: Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:

Name:
Title:

SCHEDULE I

	Number of	Maximum Number of
	Securities to be	Option Securities
Underwriter	Purchased	to be Purchased

Merrill Lynch, Pierce Fenner & Smith Incorporated

Banc of America Securities LLC

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

BMO Nesbitt Burns Corp.

Credit Lyonnais Securities (USA) Inc.

Deutsche Bank Securities Inc.

Wachovia Securities

Total

2

SCHEDULE II

Underwriting Agreement dated [      ]

Registration Statement No. 333-98165

Representative(s):	Merrill Lynch, Fenner & Smith Incorporated Banc of America Securities LLC Salomon Smith Barney Inc.

Title, Purchase Price and Description of Securities:

Title: Common Stock , $5.00 par value

Number of Securities to be sold by the Company: [ ]

Maximum Number of Option Securities to be sold by the Company: [ ]

Price to Public per share: $[ ]

Price to Public — total: $[ ]

Underwriting Discount per share: $[ ]

Underwriting Discount — total: $[ ]

Proceeds to Company per share: $[ ]

Proceeds to Company — total: $[ ]

Stock Exchange listing: New York Stock Exchange

Other provisions: None

Closing Date, Time and Location: [      ] at 10:00 a.m. at the offices of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York 10019

Date referred to in Section 6(e) after which the Company may offer or sell securities issued or guaranteed by the Company without the consent of the Representative(s): [      ]

Modification of items to be covered by the letter from the accountants delivered pursuant to Section 8(e) at the date of the Pricing Agreement: [      ]

The Representatives will pay the Company a partial reimbursement of its expenses related to the offering of the Designated Securities.

Contact Information for notices to Underwriters:

3

In care of:
     MERRILL LYNCH & CO.
          Merrill Lynch, Pierce, Fenner & Smith Incorporated
          4 World Financial Center
          New York, NY 10281

ANNEX II

Pursuant to Section 8(d) of the Underwriting Agreement, Ernst & Young LLP shall furnish letters to the Underwriters to the effect that:

(i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations hereunder;

(ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, if applicable, and the related published rules and regulations hereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements, and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the Representatives;

(iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statement referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

(iv) Subject to the introductory paragraphs appearing under the caption “Selected Consolidated Financial Data” in the Registration Statement, the unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company’s Annual Report on Form 10-K for the

2

most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for the five such fiscal years which were included or incorporated by reference in the Company’s Annual Reports on Form 10-K for such fiscal years;

(v) They have compared the information in the Prospectus under the selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

(vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

(A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company’s Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations hereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;

(B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;

3

(C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;

(D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to Form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations hereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

(E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increases in consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in

4

paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

     All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.

[Form of Lock-up Agreement]

Letterhead of director of
Goodrich Corporation

[      ], 2002

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated,
Banc of America Securities LLC
Salomon Smith Barney Inc.
     as Representative(s) of the several
     Underwriters to be named in the
     within-mentioned Underwriting Agreement
c/o Merrill Lynch & Co.
          Merrill Lynch, Pierce, Fenner & Smith
                               Incorporated

4 World Financial Center
New York, New York 10281-1209

Re:	Proposed Public Offering by Goodrich Corporation

Dear Sirs:

The undersigned, a director of Goodrich Corporation, a New York corporation (the “Company”), understands that Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Banc of America Securities LLC and Salomon Smith Barney Inc. propose to enter into a Underwriting Agreement and related Pricing Agreement (the “Agreement”) with the Company providing for the public offering of shares (the “Securities”) of the Company’s common stock, par value $5.00 per share (the “Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as a director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Agreement that, during a period of 90 days from the date of the Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (y) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Notwithstanding the foregoing, nothing in this agreement shall prohibit or otherwise restrict the undersigned from receiving Common Stock and/or “phantom shares” of Common Stock pursuant to the Company’s director benefit plans.

Very truly yours,

Signature:

Print Name:

[Form of Lock-up Agreement]

Letterhead of executive officer of
Goodrich Corporation

[      ], 2002

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated,
Banc of America Securities LLC
Salomon Smith Barney Inc.
     as Representative(s) of the several
     Underwriters to be named in the
     within-mentioned Underwriting Agreement
c/o Merrill Lynch & Co.
          Merrill Lynch, Pierce, Fenner & Smith
                               Incorporated

4 World Financial Center
New York, New York 10281-1209

Re:	Proposed Public Offering by Goodrich Corporation

Dear Sirs:

The undersigned, an executive officer of Goodrich Corporation, a New York corporation (the “Company”), understands that Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Banc of America Securities LLC and Salomon Smith Barney Inc. propose to enter into a Underwriting Agreement and related Pricing Agreement (the “Agreement”) with the Company providing for the public offering of shares (the “Securities”) of the Company’s common stock, par value $5.00 per share (the “Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as an executive officer of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Agreement that, during a period of 90 days from the date of the Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (y) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Notwithstanding the foregoing, nothing in this agreement shall prohibit or otherwise restrict the undersigned from (i) transferring up to 10,000 shares of Common Stock as a bona fide gift or to a charitable trust, charitable remainder trust or other estate planning trust or in connection with any other bona fide tax or estate planning transaction, provided no such transfer occurs prior to December 21, 2002; (ii) receiving Company stock options or long-term incentive plan (“LTIP”) awards; (iii) exercising Company stock options or receiving payouts of LTIP awards; or (iv) selling or surrendering to the Company any options or Common Stock in order to pay the exercise price or taxes associated with the exercise of options or taxes associated with the payout of LTIP awards.

Very truly yours,

Signature:

Print Name: